Federated Managed Volatility Fund II
A Portfolio of Federated Insurance Series

SUPPLEMENT TO STATEMENT OF ADDITIONAL INFORMATION DATED April 30, 2013
Under the heading entitled “Investment Risks,” please add the following section:
“Risk of Foreign Investing
The foreign sovereign debt securities the Fund purchases involve specific risks, including that: (i) the governmental entity that controls the repayment of sovereign debt may not be willing or able to repay the principal and/or interest when it becomes due because of political constraints, cash flow problems and other national economic factors; (ii) governments may default on their sovereign debt, which may require holders of such sovereign debt to participate in debt rescheduling or additional lending to defaulting governments; and (iii) there is no bankruptcy proceedings by which defaulted sovereign debt may be collected in whole or in part.”
November 15, 2013

Federated Managed Volatility Fund II
Federated Investors Funds
4000 Ericsson Drive
Warrendale, PA 15086-7561
Contact us at FederatedInvestors.com
or call 1-800-341-7400.
Federated Securities Corp., Distributor
Q451963 (11/13)